UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

Black Creek Industrial REIT IV Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

Ameriprise Financial Selected Dealer Agreement

On October 28, 2019, Black Creek Industrial REIT IV Inc. (the “Company”), BCI IV Advisors LLC (the “Advisor”), Black Creek Capital Markets, LLC (the “Dealer Manager”) and BCI IV Advisors Group LLC (the “Sponsor, and, collectively with the Company, the Advisor and the Dealer Manager, the “Issuer Entities”) entered into a selected dealer agreement (the “Selected Dealer Agreement”) with Ameriprise Financial Services, Inc. (“Ameriprise Financial”). Pursuant to the Selected Dealer Agreement, Ameriprise Financial will act as a selected dealer whereby Ameriprise Financial will offer and sell, on a best efforts basis, a maximum of $2,000,000,000 in Class T shares and Class I shares of the Company’s common stock pursuant to the Company’s follow-on offering (the “Offering”). Ameriprise Financial will offer and sell Class I shares only to officers, directors, employees, and registered representatives of Ameriprise Financial or its affiliates, as well as immediate family members of such persons as defined by Financial Industry Regulatory Authority Rule 5130.

Pursuant to the terms of the Selected Dealer Agreement, Ameriprise Financial generally will be paid, with respect to each Class T share sold by Ameriprise in the Primary Offering: (i) a selling commission equal to 2.0% of the price of each share; and (ii) an annual distribution fee equal to 1.0% of the net asset value per share; provided, that the amount of the distribution fee paid to Ameriprise Financial will not exceed a total of 3.0% of the gross proceeds from the sale of Class T shares by Ameriprise Financial in the Primary Offering.  No selling commissions or distribution fees will be paid to Ameriprise Financial with respect to the sale of Class I shares.

Cost Reimbursement Agreement

On October 28, 2019, the Issuer Entities and American Enterprise Investment Services Inc. (“AEIS”) entered into a cost reimbursement agreement (the “Cost Reimbursement Agreement”).  Pursuant to the Cost Reimbursement Agreement, AEIS will perform certain broker dealer services including, but not limited to, distribution, marketing, administration and stockholder servicing support (the “Cost Reimbursement Services”). Cost Reimbursement Services performed by AEIS will further include product due diligence, training and education, and other support-related functions.  As consideration for the Cost Reimbursement Services, AEIS will be entitled to receive marketing fees and expense reimbursements, including reimbursements for mutually agreed upon technology costs incurred by Ameriprise and AEIS associated with the Primary Offering, related costs and expenses and other costs and expenses related to the marketing of the shares and the ownership of shares by Ameriprise Financial’s customers, including fees to attend conferences.

Subject to certain limitations set forth in the Selected Dealer Agreement, the Issuer Entities, jointly and severally, have agreed to indemnify, defend and hold harmless Ameriprise Financial and AEIS and each person, if any, who controls Ameriprise Financial and AEIS within the meaning of the Securities Act of 1933, as amended, against losses, liability, claims, damages and expenses caused by certain untrue or alleged untrue statements, or omissions or alleged omissions of material fact made in connection with the Offering or in certain filings with the Securities and Exchange Commission and certain other public statements, or the breach by the Issuer Entities or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of the Selected Dealer Agreement and the Cost Reimbursement Agreement. In addition, the Company has agreed to reimburse certain principals of the Sponsor for any amounts they are required to pay with respect to certain limited funding obligations to Ameriprise Financial and AEIS that they may incur concerning these matters.

The Partnership Agreement

The Company and the Sponsor previously entered into the Fourth Amended and Restated Limited Partnership Agreement of BCI IV Operating Partnership LP (the “Operating Partnership”), dated June 13, 2018 (the “Partnership Agreement”). The Sponsor is the holder of a separate series of partnership interests in the Operating Partnership with special distribution rights (the “Special Units”). On October 30, 2019, the Company and the Sponsor entered into the Fifth Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Amended and Restated Partnership Agreement”) in order to amend certain terms regarding the ability of limited partners to redeem and transfer their interest in the Operating Partnership.

Under the Partnership Agreement, subject to certain limitations, limited partners generally were permitted to have their partnership units redeemed, so long as the partnership units had been outstanding for at least a year; provided that the holders of the Special Units (the “Special Unitholders”) and the Advisor had the right to require the Operating Partnership to redeem all or a portion of their partnership units at any time, irrespective of the period the partnership units had been outstanding.  In addition, under the Partnership Agreement, the Special Unitholder and the Advisor were not subject to certain limitations applicable to other limited partners with respect to the number of redemption requests that could be made in a year and the minimum number of units that had to be included in each redemption request.  Pursuant to the Amended and Restated Partnership Agreement, the redemption rights  previously enjoyed only by the Special Unitholder and the Advisor were extended to any person to whom the Special Unitholder or the Advisor transfers partnership units or Special Units (each, a “Special Transferee” and, collectively with the Special Unitholders and the Advisor, the “Sponsor Parties”).

In addition, under the Partnership Agreement, subject to certain limitations, limited partners generally were prohibited from assigning, selling or otherwise transferring all or any portion of their respective partnership units, or any of their economic rights as limited partners without the consent of the Company as the general partner of the Operating Partnership (the “General Partner”); provided that each of the Special Unitholder and the Advisor were permitted to assign, sell or otherwise transfer all or any portion of its partnership interest to any of its affiliates without the consent of the General Partner. Pursuant to the Amended and Restated Partnership Agreement,  transfer rights previously enjoyed only by the Special Unitholder and the Advisor were amended such that any of the Sponsor Parties is permitted to assign, sell or otherwise transfer its respective partnership units or any of its economic rights as a limited partner to any of its affiliates or any trust, limited liability company, partnership, or other entity established by or at the direction of such Sponsor Party, without the consent of the General Partner. Although any of the Sponsor Parties may transfer its respective partnership units as described above without the consent of the General Partner, the consent of the General Partner is required for an assignee of a limited partner interest to become a substitute limited partner of the Operating Partnership.

The foregoing descriptions of the Selected Dealer Agreement, Cost Reimbursement Agreement and the Amended and Restated Partnership Agreement do not purport to be complete in scope and are qualified in their entirety by the full text of the Selected Dealer Agreement, the Cost Reimbursement Agreement and the Amended and Restated Partnership Agreement which are attached to this Current Report on Form 8-K as Exhibit 10, Exhibit 10.2 and Exhibit 10.3, respectively.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description
10.1

Selected Dealer Agreement, dated as of October 28, 2019, by and among Black Creek Industrial REIT IV Inc., BCI IV Advisors LLC, Black Creek Capital Markets, LLC, BCI IV Advisors Group LLC, and Ameriprise Financial Services, Inc.

10.2

Cost Reimbursement Agreement, dated as of October 28, 2019, by and among Black Creek Industrial REIT IV Inc., BCI IV Advisors LLC, Black Creek Capital Markets, LLC, BCI IV Advisors Group LLC, and American Enterprise Investment Services Inc.

10.3	Fifth Amended and Restated Limited Partnership Agreement of BCI IV Operating Partnership LP, dated as of October 30, 2019.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the sale of shares by Ameriprise and the provision of Cost Reimbursement Services by AEIS) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with Ameriprise’s ability to sell the shares, risks associated with AEIS’s ability to provide Cost Reimbursement Services, and those risks set forth in the Company’s filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

November 1, 2019	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Managing Director, Chief Financial Officer